MANAS PETROLEUM CORP.

LOAN AGREEMENT

Dated this __ day of August, 2008.

BETWEEN:

MANAS PETROLEUM CORPORATION
Bahnhofstr. 9, P.O. Box 155
CH-6341 Baar, Switzerland

(hereafter “Manas”)

AND:

[-------------------------]

(hereafter the “Lender”)

1.	Loan

1.1 The Lender hereby agrees to loan to the company the sum of US$ 500,000 (the “Principal Amount”) on the terms and conditions set out hereunder.

1.2 The Principal Amount, together with any accrued but unpaid interest, shall be repaid by Manas to the Lender in full on or before the 18 day of August, 2010 (the “Maturity Date”).

2.	Interest

2.1                      Interest shall accrue on the Principal Amount at the rate of 8% per annum and shall be payable to the Lender on the first business day of December each year until the entire Principal Amount is repaid in full.

3.	Conversion

3.1 At the option of the Lender any unpaid Principal Amount plus accrued  but unpaid interest my be converted into Manas common shares from any public offering including an offering on TSX. The Lender shall effect conversions by delivering to Manas the form of Notice of Conversion attached hereto as Exhibit A (a “Notice of Conversion”), specifying therein the amount of principal and interest to be converted.  The Lender and Manas shall maintain records showing the Principal Amount and interest converted and the date of such conversions.

3.2 The number of shares issuable upon a conversion shall be determined by the quotient obtained by dividing (x) the outstanding Principal Amount and interest to be converted by (y) the Conversion Price (the “Conversion Shares”).

3.3 The conversion price shall be equal to the then prevailing share price of the public offering (the “Conversion Price”).

3.4 Manas covenants that all Conversion Shares shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

3.5 Upon a conversion Manas shall not be required to issue stock certificates representing fractions of any Conversion Shares, and the number of Conversion Shares shall be rounded up or down to the nearest whole number.

3.6 No service charge will be made for any conversion; however Manas may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the conversion or the issuance of the Conversion Shares.

4.	Fees, Waiver, Other.

4.1 If the Lender rightfully shall institute any action to enforce the collection of any amount of principal or interest under this Loan, there shall be immediately due and payable from Manas, in addition to the then unpaid principal and interest under this Loan, all reasonable costs and expenses incurred by the Lender in connection therewith, including, without limitation, reasonable attorney's fees and disbursements.

4.2 No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Loan shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

4.3 This Loan may not be modified or discharged, except by a writing duly executed by Manas and the Lender.

4.4 Manas hereby expressly waives demand and presentation for payment, notice of nonpayment, notice of dishonor, protest, notices of protest, bringing of suit, and diligence in taking any action to collect amounts called for hereunder.

4.5 Manas shall bear all of its expenses, including attorney's fees, incurred in connection with the preparation of this Loan.

5.	Miscellaneous.

5.1 The headings of the various paragraphs of this Loan are for convenience of reference only and shall in no way modify any of the terms or provisions of this Loan.

5.2 All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, to the address of the intended recipient set forth in the preamble to this Loan or at such other address as the intended recipient shall have hereafter given to the other party hereto pursuant to the provisions hereof.

5.3 This Loan and the obligations of Manas and the rights of the Lender shall be governed by, and construed in accordance with, the laws of British Columbia, Canada with respect to the contracts made and to be fully performed therein.

5.4 Manas (a) agrees that any legal suit, action or proceeding arising out of, or relating to, this Loan will be instituted exclusively in the Supreme Court of British Columbia, (b) waives any objection which Manas may have now or hereafter to the venue of any such suit, action or proceeding and (c) irrevocably consents to the jurisdiction of the Supreme Court of British Columbia in any such suit, action or proceeding.  Manas further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of British Columbia, and agrees that service of process upon Manas mailed by certified mail to Manas’ address will be deemed in every respect effective service of process upon Manas in any suit, action or proceeding.

5.5 This Loan shall bind Manas and its successors, legal representatives and assigns.

5.6 The Principal Amount shall be delivered by the Lender by wire transfer to Manas, to the following account:

Wire Transfer to:

Bank:                                Credit Suisse Winterthur

Bahnhofplatz 6

8401 Winterthur, Switzerland

IBAN No.:                                CH81 0483 5024 4189 7200 0

Swift No.:                                CRESCHZZ84R

Account No.:                                244189-72

Title of Account:                                           Manas Petroleum Corporation

Reference:                                Loan Financing

6.	Default

6.1 In the event that Manas fails to pay the Principal Amount and any accrued interest within 60 days of the Maturity Date, then the Lender shall have a first charge on Manas’ assets in the Kyrgyz Republic (the “Kyrgyz Project”).  Manas hereby represents and warrants that, through a subsidiary, it has entered into a farm-out agreement with Santos in the Kyrgyz Project and that Santos is obligated to invest in a two-phase work program valued at US$54,000,000 to acquire a 70% equity interest in the Kyrgyz Project.

7.	Lenders Bonus

7.1 As a bonus payable by Manas to the Lender, upon delivery by the Lender to Manas of the Principal Amount, Manas shall hold in trust for the benefit of the Lender 4% for each $1,000,000 advanced under this Loan, of it’s interest in Mongolia Lots 13 and 14.  Furthermore, Manas will fully carry the obligations of the Lender in the Mongolia Lots 13 and 14 through all phases (Phase1, Phase 2 & Phase 3) of the work program.

7.2 At the option of the Lender, the interest held by Manas in trust and for the benefit of the Lender shall be transferred directly to the Lender if permitted under contracts then in place and by Mongolian Law.

SIGNED, SEALED AND DELIVERED
By the Assignor in the presence of:

________________________________
WITNESS
________________________________
ADDRESS
________________________________

________________________________
OCCUPATION

) ) ) ) ) ) ) ) ) ) ) )	Authorized signatory of MANAS PETROLEUM CORPORATION
SIGNED, SEALED AND DELIVERED
By the Assignee in the presence of:

________________________________
WITNESS
________________________________
ADDRESS
________________________________

________________________________
OCCUPATION
) ) ) ) ) ) ) ) ) ) ) )	Authorized signatory of the Lender

CW1846434.2

EXHIBIT A: REQUEST FOR CONVERSION

I HEREBY IRREVOCABLY:

1.	request conversion of $_________principal amount of this Loan into Common Shares of Manas Petroleum Corp. in accordance with the terms of this Loan; and,

2.	request issuance and delivery of certificate(s) for the Common Shares in my name at the address shown below.

___________________________________________
(Name)
___________________________________________
(Address)
___________________________________________

4.	acknowledge that I have received or had made available to me all financial or other information which I consider necessary to an informed judgment as to the investment merits of this conversion.

DATED: ___________________________	___________________________________
                   Signature of Loanholder